Exhibit 99

5 Revenue & EBITDA Breakdown By Segment Offshore 55% Manufacturing 34% Offshore 55% Manufacturing 34% 2007 2008 2009 Forecast Offshore 63% Manufacturing 28% Land 11% Land 11% Land 9% Offshore 79% Manufacturing 11% Offshore 79% Manufacturing 11% Offshore 89% Manufacturing 6% Land 10% Land 10% Land 5% Revenue EBITDA